Presentation for Business Update OCTOBER 31, 2024

Forward-Looking Statements This communication contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this communication that are not statements of historical fact, such as, statements about our beliefs and expectations regarding our future results of operations and financial position, planned business model and strategy, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), as any such factors may be updated from time to time in the Company’s other filings with the SEC, including without limitation, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This communication includes supplemental financial measures, including Adjusted Earnings (Loss) and Adjusted Earnings (Loss) per share - diluted, in each case , which exclude the impact of (i) the non-cash change in fair value of derivative asset, (ii) share-based compensation expense, (iii) depreciation and amortization, (iv) deferred income tax expense, (v) nonrecurring gains and losses and (vi) the non-cash change in fair value of warrant liability. These supplemental financial measures are not a measurement of financial performance under accounting principles generally accepted in the United Stated (“GAAP”) and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of these non-GAAP financial measures can also facilitate comparison of our operating results to those of our competitors. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measures, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be an expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our financial statements prepared in accordance with GAAP. We rely primarily on such financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. 2

3 Growth of AI/HPC Data Centers Grid Optimization Bitcoin Adoption • Demonstrated expertise at sourcing greenfield opportunities for data center development • Focus on low energy prices and ability to monetize curtailment for optimal mining unit economics • Data center construction and operations team with deep experience from Google, Vantage, Meta, etc. • Clean balance sheet ready to optimize financing large HPC buildouts Pipeline ~2.3 GW A DATA CENTER DEVELOPER WITH A BUILT-IN OFFTAKE

Key Indicators as of September 30, 2024

SELF-MINING HASHRATE

~9.3 EH/s
September 30, 2024

→

~13.5 EH/s @ ~18.9 J/TH
YE 2024E[1]

~1,508 BTC
BTC Held

SITE PIPELINE CAPACITY

~327 MW
Current Capacity[2]

+

~2.3 GW
Future Pipeline Capacity at 6 New Sites[3]

~2.7c
Weighted Average Power Price (c/kwh)[4]

Note: Values represented are approximations
(1) Assumes energization of contracted Bitmain S21 Pro and Canaan A1566 rig orders replacing worst performing machines
(2) Includes JV capacity
(3) Includes Black Pearl, Barber Lake, Reveille, Mikeska, Milsing, and McLennan and assumes all load studies / regulatory approvals are passed to reach full potential capacity
(4) Represents the expected weighted average power price at Cipher's current sites

4

Current Portfolio

YTD Operations Update ~$18,162 All-in Electricity Cost per BTC YTD 2024(1) Odessa ~$17,561 all-in electricity cost per BTC YTD 2024(2) ~83% of September 2024 BTC production Cipher JV Data Centers Alborz, Bear & Chief ~$22,928 all-in electricity cost per BTC YTD 2024(3) ~17% of September 2024 BTC production Steady Scaling (1) Reflects all-in electricity cost YTD through September 2024; reconciled to dates of latest power bills received (2) Reflects electricity cost YTD through September 2024, including TDU charges and net of revenue generated from opportunistic power sales (3) Reflects combined electricity cost YTD through September 2024, including taxes, customer charges, 2021 storm surcharge, settlement charges, and TSDP charges; reconciled to dates of latest power bills received (4) Shaded area includes full capacity at JV sites 6 Power Capacity(4) Overview ~327 MW ~327 MW ~927 MW ~266 MW ~266 MW ~866 MW 3Q24 YE 2024 2025

ODESSA

Operational Highlights

UPTIME INSTITUTE APPROVED M&O Cipher Mining Odessa 1 Exp. 9 August 2026

Odessa – 83% of BTC Production[1]

~7.1 EH/s
Current Operating Hashrate

~11.3 EH/s
YE 2024 Operating Hashrate[2]

~$25,488
All-in Electricity Cost per BTC **Post-Halving**[3]

~207 MW
Total Power Capacity

~1,872 BTC
BTC Mined YTD[4]

(1) Reflects approximate percentage of Cipher's September 2024 BTC production
(2) Assumes energization of contracted Bitmain S21 Pro and Canaan A1566 rig orders replacing worst performing machines
(3) Reflects reconciled electricity cost from April 20, 2024, through September 2024, including TDU charges and net of revenue generated from opportunistic power sales; reconciled to dates of latest power bills received
(4) YTD through September 2024

CIPHER JV DATA CENTERS

Operational Highlights

Alborz, Bear & Chief – 17% of BTC Production[1]

~4.4 EH/s
Current Operating Hashrate[2]

120 MW
Total Power Capacity

~$34,160
All-in Electricity Cost per BTC **Post-Halving**[3]

~488 BTC
BTC Mined YTD[4]





(1) Reflects approximate percentage of Cipher's September 2024 BTC production
(2) Joint venture with WindHQ LLC, of which Cipher owns ~2.2 EH/s
(3) Reflects reconciled combined electricity cost from April 20, 2024, through September 2024, including taxes, settlement charges, TSDP charges, customer charges, and 2021 storm surcharge; reconciled to dates of latest power bills received
(4) YTD through September 2024; joint venture with WindHQ LLC, of which Cipher owns ~239 BTC

Development Pipeline

Black Pearl Growth: Black Pearl BLACK PEARL • Energization expected in 2Q 2025 • Data center construction underway – Steel erection, concrete foundations, and underground electrical progressing on schedule • BTC mining design envisions 250 MW of air-cooled and 50 MW of liquid-cooled mining operations that can provide ~21.5 EH/s(1) 1) Assumes a PUE of ~1.06 and an efficiency of ~13.2 J/TH/s per rig for full 300 MW BTC mining build out at Black Pearl site 300 MW Total Power Capacity 70 Acres Total Acreage

12 Growth: Barber Lake BARBER LAKE Barber Lake 300 MW Approved Power Capacity 250 Acres Total Acreage • Site is energized and ready for construction • Site features: – 250 acres of owned land in West Texas – Newly constructed high-to-mid voltage substation – Approvals for 300 MW of interconnection / agreements necessary to participate in the ERCOT market Barber Lake Site Colorado City

13 Growth: Reveille REVEILLE Reveille 70 MW Initial Approved Power Capacity 200 MW Total Potential Power Capacity • Site features 70 MW available in Q4 2027, with potential to expand the capacity to 200 MW - subject to regulatory approvals • Located in LZ_South, which diversifies exposure within ERCOT as other current sites are in LZ_West Reveille Site Reveille Site Cotulla San Antonio

14 Growth: Mikeska MIKESKA Mikeska 500 MW Total Potential Power Capacity 100 Acres Total Acreage • Option to purchase new site based on number of megawatts approved for interconnection • Site features: – 100 acres of land with exclusive option to own – Located in LZ_West – Total capacity of 500 MW pending load studies / ERCOT LFL approval – Expected to energize Q4 2027 Mikeska Site Mikeska Site Brady

15 Growth: Milsing MILSING Milsing 500 MW Total Potential Power Capacity 187 Acres Total Acreage • Option to purchase new site based on number of megawatts approved for interconnection • Site features: – 187 acres of land with exclusive option to own – Located in LZ_North, which diversifies exposure within ERCOT as other current sites are in LZ_West – Total capacity of 500 MW pending load studies / ERCOT LFL approval – Expected to energize Q4 2027 Milsing Site Houston College Station

16 Growth: McLennan MCLENNAN McLennan 500 MW Total Potential Power Capacity 293 Acres Total Acreage • Option to purchase new site based on number of megawatts approved for interconnection • Site features: – 293 acres of land with exclusive option to own – Located in LZ_North, which diversifies exposure within ERCOT as other current sites are in LZ_West – Total capacity of 500 MW pending load studies / ERCOT LFL approval – Expected to energize Q4 2027 McLennan Site Waco

"Prices charged by colocation providers for available data center capacity in the United States...rose by an average of 35 percent between 2020 and 2023. Additionally, new capacity due to come online in the next two to three years has already been leased out." HPC Infrastructure – Speed to Market 17 “I’d rather risk building capacity before it is needed, rather than too late, given the long lead times for spinning up new infra projects." “Every dollar a cloud provider spends on buying a GPU, they’re going to make it back at $5 over 4 years…Here [AI inference], the economics are even better. So, every $1 spent, there’s $7 earned over that same time period and growing." Current Market Conditions • Scarcity of Powered Capacity • Scarcity of Large Suitable Sites • Urgency of Time to Market • Readily Available Large Suitable Sites • Energization Timeliness Unlocks Massive Value for End Users • Ability to Focus on Highest Quality Tenants Cipher Advantages - McKinsey & Company “AI Power: Expanding Data Center Capacity to Meet Growing Demand” Report on 10/29/2024 - Mark Zuckerberg, CEO Meta Platforms, Inc. Q2-2024 Earnings Call on 07/31/2024 - Ian Buck, VP of Accelerated Computing NVIDIA Corp. Presentation at BofA Securities 2024 Global Technology Conference on 06/05/2024

Financial Update

($15m) Q2 2024 ($87m) Q3 2024 GAAP NET EARNINGS ($0.05) Q2 2024 ($0.26) Q3 2024 GAAP NET EARNINGS PER SHARE $37m Q2 2024 $24m Q3 2024 REVENUES Q3 2024 Quarter Over Quarter Financial Highlights 19Note: Values represented are approximations ($3m) Q2 2024 ($3m) Q3 2024 ADJUSTED EARNINGS ($0.01) Q2 2024 ($0.01) Q3 2024 ADJUSTED EARNINGS PER SHARE

($19m) Q3 2023 ($87m) Q3 2024 GAAP NET EARNINGS ($0.07) Q3 2023 ($0.26) Q3 2024 GAAP NET EARNINGS PER SHARE $30m Q3 2023 $24m Q3 2024 REVENUES Q3 2024 Year Over Year Financial Highlights 20Note: Values represented are approximations $2m Q3 2023 ($3m) Q3 2024 ADJUSTED EARNINGS $0.01 Q3 2023 ($0.01) Q3 2024 ADJUSTED EARNINGS PER SHARE

Results of Operations QoQ and YoY Comparison

	Three Months Ended			Three Months Ended		
	September 30, 2024	June 30, 2024	% Change	September 30, 2024	September 30, 2023	% Change
Revenue - bitcoin mining	$ 24,102	$ 36,808	(35%)	$ 24,102	$ 30,304	(20%)
Costs and operating expenses (income)						
Cost of revenue	15,063	14,281	5%	15,063	13,008	16%
Compensation and benefits	14,738	16,285	(9%)	14,738	17,071	(14%)
General and administrative	8,920	8,365	7%	8,920	6,827	31%
Depreciation and amortization	28,636	20,251	41%	28,636	16,217	77%
Change in fair value of derivative asset	48,520	(21,980)	321%	48,520	(4,744)	1123%
Power sales	(1,444)	(1,109)	(30%)	(1,444)	(2,720)	47%
Equity in losses (gains) of equity investees	(847)	577	(247%)	(847)	1,998	(142%)
Losses (gains) on fair value of bitcoin	1,911	16,309	(88%)	1,911	1,848	3%
Other gains	-	-	0%	-	(95)	100%
Total costs and operating expenses (income)	115,497	52,979	118%	115,497	49,410	134%
Operating (loss) income	(91,395)	(16,171)	(465%)	(91,395)	(19,106)	(378%)
Other income (expense)						
Interest income	1,188	1,053	13%	1,188	11	10700%
Interest expense	(346)	(372)	7%	(346)	(627)	45%
Change in fair value of warrant liability	-	-	0%	-	10	(100%)
Other expense	(4)	727	(101%)	(4)	(6)	33%
Total other income (expense)	838	1,408	(40%)	838	(612)	237%
(Loss) income before taxes	(90,557)	(14,763)	(513%)	(90,557)	(19,718)	(359%)
Current income tax expense	(211)	(335)	37%	(211)	(95)	(122%)
Deferred income tax (benefit) expense	4,013	(193)	2179%	4,013	1,192	237%
Total income tax expense	3,802	(528)	820%	3,802	1,097	247%
Net (loss) income	$ (86,755)	$ (15,291)	(467%)	$ (86,755)	$ (18,621)	(366%)

Note: In thousands, except for percentages

21

Non-GAAP Adjusted Earnings QoQ and YoY Comparison

	Three Months Ended			Three Months Ended		
	September 30, 2024	June 30, 2024	% Change	September 30, 2024	September 30, 2023	% Change
Reconciliation of Adjusted Earnings:						
Net income (loss)	$ (86,755)	$ (15,291)	(467%)	$ (86,755)	$ (18,621)	(366%)
Change in fair value of derivative asset	48,520	(21,980)	321%	48,520	(4,744)	1123%
Share-based compensation expense	10,211	13,336	(23%)	10,211	10,699	(5%)
Depreciation and amortization	28,636	20,251	41%	28,636	16,217	77%
Deferred income tax (benefit) expense	(4,013)	193	(2179%)	(4,013)	(1,192)	(237%)
Other gains	-	-	0%	-	(95)	100%
Change in fair value of warrant liability	-	-	0%	-	(10)	100%
Adjusted earnings	(3,401)	(3,491)	3%	(3,401)	2,254	(251%)

	Three Months Ended			Three Months Ended		
	September 30, 2024	June 30, 2024	% Change	September 30, 2024	September 30, 2023	% Change
Reconciliation of Adjusted Earnings per share - diluted:						
Net loss per share - diluted	$ (0.26)	$ (0.05)	(436%)	$ (0.26)	$ (0.07)	(253%)
Change in fair value of derivative asset per diluted share	0.14	(0.07)	300%	0.14	(0.02)	843%
Share-based compensation expense per diluted share	0.03	0.04	(28%)	0.03	0.04	(28%)
Depreciation and amortization per diluted share	0.09	0.07	16%	0.09	0.06	34%
Deferred income tax expense per diluted share	(0.01)	0.00	(2065%)	(0.01)	(0.00)	(155%)
Other gains - nonrecurring per diluted share	-	-	0%	-	(0.00)	100%
Change in fair value of warrant liability per diluted share	-	-	0%	-	(0.00)	100%
Adjusted (loss) earnings per diluted share	$ (0.01)	$ (0.01)	8%	$ (0.01)	$ 0.01	(214%)

Note: In thousands, except for per share amounts and percentages

22

September 30, 2024 December 31, 2023 ASSETS Current assets Cash and cash equivalents $ 25,342 $ 86,105 Accounts receivable 226 622 Receivables, related party 59 245 Prepaid expenses and other current assets 3,488 3,670 Bitcoin 95,459 32,978 Derivative asset 27,185 31,878 Total current assets 151,759 155,498 Restricted cash 14,392 - Property and equipment, net 310,699 243,815 Deposits on equipment 144,573 30,812 Intangible assets, net 25,742 8,109 Investment in equity investees 54,973 35,258 Derivative asset 47,225 61,713 Operating lease right-of-use asset 10,564 7,077 Security deposits 15,301 23,855 Other noncurrent assets 210 - Total assets $ 775,438 $ 566,137 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $ 13,154 $ 4,980 Accounts payable, related party - 1,554 Accrued expenses and other current liabilities 40,764 22,439 Finance lease liability, current portion 3,695 3,404 Operating lease liability, current portion 1,479 1,166 Warrant liability - 250 Total current liabilities 59,092 33,793 Asset retirement obligation 19,810 18,394 Finance lease liability 8,319 11,128 Operating lease liability 9,662 6,280 Deferred tax liability 6,564 5,206 Total liabilities 103,447 74,801 Commitments and contingencies (Note 13) Stockholders’ equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2024, and December 31, 2023 - - Common stock, $0.001 par value, 500,000,000 shares authorized, 355,771,238 and 296,276,536 shares issued as of September 30, 2024 and December 31, 2023, respectively, and 347,800,186 and 290,957,862 shares outstanding as of September 30, 2024, and December 31, 2023, respectively 356 296 Additional paid-in capital 870,565 627,822 Accumulated deficit (198,922) (136,777) Treasury stock, at par, 7,971,052 and 5,318,674 shares at September 30, 2024 and December 31, 2023, respectively (8) (5) Total stockholders’ equity 671,991 491,336 Total liabilities and stockholders’ equity $ 775,438 $ 566,137 Consolidated Balance Sheets 23Note: In thousands, except for share and per share amounts

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

Three Months Ended September 30, 2024

	Common Stock		Additional		Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Accumulated Deficit	Shares	Amount	Stockholders' Equity
Balance as of June 30, 2024	**335,557,872**	**$ 336**	**$ 802,610**	**$ (112,168)**	**(6,941,446)**	**$ (7)**	**$ 690,771**
Issuance of common shares, net of offering costs - At-the-market offering	17,953,378	18	61,273	-	-	-	61,291
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	2,259,988	2	(3,529)	-	(1,029,606)	(1)	(3,528)
Share-based compensation	-	-	10,211	-	-	-	10,211
Net loss	-	-	-	(86,754)	-	-	(86,754)
Balance as of September 30, 2024	**355,771,238**	**$ 356**	**$ 870,565**	**$ (198,922)**	**(7,971,052)**	**$ (8)**	**$ 671,991**

Three Months Ended September 30, 2023

	Common Stock		Additional		Treasury Stock		Total
	Shares	Amount	Paid-in Capital	Accumulated Deficit	Shares	Amount	Stockholders' Equity
Balance as of June 30, 2023	**254,795,626**	**$ 254**	**$ 473,471**	**$ (128,751)**	**(4,381,735)**	**$ (4)**	**$ 344,970**
Issuance of common shares, net of offering costs - At-the-market offering	2,831,736	4	8,597	-	-	-	8,601
Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement	1,983,952	1	(2,112)	-	(742,829)	(1)	(2,112)
Share-based compensation	71,428	-	10,699	-	-	-	10,699
Net loss	-	-	-	(18,621)	-	-	(18,621)
Balance as of September 30, 2023	**259,682,742**	**$ 259**	**$ 490,655**	**$ (147,372)**	**(5,124,564)**	**$ (5)**	**$ 343,537**

Note: In thousands, except for share amounts

25

Nine Months Ended September 30, 2024 2023 Cash flows from operating activities Net loss $ (62,145) $ (36,372) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 65,661 42,284 Amortization of intangible assets 470 - Amortization of operating right-of-use asset 888 688 Share-based compensation 31,865 28,687 Equity in losses (gains) of equity investees (1,008) 4,179 Non-cash lease expense 429 1,477 Other (1,235) - Deferred income taxes 1,358 (555) Bitcoin received as payment for services (109,443) (83,161) Change in fair value of derivative asset 19,181 (13,294) Change in fair value of warrant liability (250) 49 Gains on fair value of bitcoin (22,336) (3,276) Changes in assets and liabilities: Accounts receivable 396 (262) Receivables, related party 186 (958) Prepaid expenses and other current assets 182 3,238 Security deposits 16,851 144 Other non-current assets (210) - Accounts payable 565 2,366 Accounts payable, related party - (1,529) Accrued expenses and other current liabilities 62 10,732 Lease liabilities - (762) Net cash used in operating activities (58,533) (46,325) Cash flows from investing activities Proceeds from sale of bitcoin 79,786 78,729 Deposits on equipment (135,263) (4,533) Purchases of property and equipment (92,373) (32,980) Purchases and development of software (1,059) - Purchase of strategic contracts (17,044) - Capital distributions from equity investees - 3,807 Investment in equity investees (29,194) (3,545) Prepayments on financing lease - (3,676) Net cash (used in) provided by investing activities (195,147) 37,802 Cash flows from financing activities Proceeds from the issuance of common stock 225,181 11,644 Offering costs paid for the issuance of common stock (3,487) (298) Repurchase of common shares to pay employee withholding taxes (10,760) (3,224) Principal payments on financing lease (3,625) (8,184) Net cash provided by (used in) financing activities 207,309 (62) Net decrease in cash, cash equivalents, and restricted cash (46,371) (8,585) Cash, cash equivalents, and restricted cash, beginning of the period 86,105 11,927 Cash and cash equivalents, and restricted cash, end of the period $ 39,734 $ 3,342 Consolidated Statement of Cash Flows 26Note: In thousands

Nine Months Ended September 30, 2024 2023 Consolidated Statement of Cash Flows Cont. 27Note: In thousands Supplemental disclosure of noncash investing and financing activities Reclassification of deposits on equipment to property and equipment $ 21,502 $ 74,186 Property and equipment purchases in accounts payable and accrued expenses $ 17,422 $ - Bitcoin received from equity investees $ 10,487 $ 317 Settlement of related party payable related to master services and supply agreement $ 1,554 $ - Right-of-use asset obtained in exchange for finance lease liability $ 4,375 $ 14,212 Sales tax accrual on machine purchases $ 1,388 $ 1,837 Equity method investment acquired for non-cash consideration $ - $ 1,926 Finance lease cost in accrued expenses $ - $ 2,060 The following table provides a reconciliation of Cash and cash equivalents together with Restricted cash as reported within the Condensed Consolidated Balance Sheets to the sum of the same such amounts shown in the Condensed Consolidated Statements of Cash Flows. Nine Months Ended September 30, 2024 2023 Cash and cash equivalents $ 25,342 $ 3,342 Restricted cash 14,392 - Total cash, cash equivalents, and restricted cash shown in the statement of cash flows $ 39,734 $ 3,342